EXHIBIT 1
                                                                   ---------
                             JOINT FILING AGREEMENT


     THIS JOINT FILING AGREEMENT is entered into as of May 11, 2006, by and among the parties signatories hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of Class A Common Stock, par value $0.01 per share, and Class B Common Stock, par value $0.01 per share, of ARAMARK Corporation, a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

                          WARBURG PINCUS PRIVATE EQUITY IX, L.P.

                          By: Warburg Pincus IX, LLC, its General Partner,
                              By: Warburg Pincus Partners, LLC, its Sole Member,
                                      By: Warburg Pincus & Co., its Managing
                                          Member



                          By:    /s/ Scott A. Arenare
                                 -----------------------------------------------
                                 Name:   Scott A. Arenare
                                 Title:  Partner


                          WARBURG PINCUS IX, LLC

                          By:  Warburg Pincus Partners, LLC, its Sole
                               Member,
                               By: Warburg Pincus & Co., its Managing
                                   Member



                           By:    /s/ Scott A. Arenare
                                 -----------------------------------------------
                                 Name:   Scott A. Arenare
                                 Title:  Partner


                          WARBURG PINCUS PARTNERS, LLC

                          By:  Warburg Pincus & Co., its Managing Member



                          By:    /s/ Scott A. Arenare
                                 -----------------------------------------------
                                 Name:   Scott A. Arenare
                                 Title:  Partner


                           WARBURG PINCUS LLC



                          By:    /s/ Scott A. Arenare
                                 -----------------------------------------------
                                 Name:   Scott A. Arenare
                                 Title:  Managing Director


                          WARBURG PINCUS & CO.


                          By:    /s/ Scott A. Arenare
                                 -----------------------------------------------
                                 Name:   Scott A. Arenare
                                 Title:  Partner



                               By:  /s/ Charles R. Kaye
                                    --------------------------------------------
                                     Name: Charles R. Kaye
                                     By:   Scott A. Arenare, Attorney-in-Fact



                               By:  /s/ Joseph P. Landy
                                    --------------------------------------------
                                     Name: Joseph P. Landy
                                     By:   Scott A. Arenare, Attorney-in-Fact